1© 2021, Comerica Bank. All rights reserved. Goldman Sachs 2021 US Financial Services Conference December 8, 2021 Peter Sefzik Executive Director, Commercial Bank Jim Herzog Chief Financial Officer Curt Farmer Chairman, President & CEO 2© 2021, Comerica Bank. All rights reserved. Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards and the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward- looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995.

3© 2021, Comerica Bank. All rights reserved. Brief Overview We will raise your expectations of what a bank can be 9/30/21 1Source: S&P Global Market Intelligence as of 3Q21 2Commercial Banks 3Among the top 25 U.S. financial holding companies; as a % of assets 4U.S. Census Bureau; by population 2019. Includes all locations with employees & offices 52019 vs 2018 by number of people 63Q21 Average 7Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments Facts • 170+ year history • 16th largest U.S. bank1,2 • 7,459 employees Commercial Bank • >90% of total loans are commercial • Highest concentration of C&I loans1,3 Retail Bank • ~35% of total deposits • 433 banking centers & ~585 ATMs Wealth Management • $207B assets under administration • >25,700 personal & institutional clients Attractive Footprint • 13 of 15 largest metropolitan areas4 • 7 of 10 fastest growing metropolitan areas4,5 MI 24% CA 35% TX 20% Other Markets 21% Loans6 $48.1B MI 35% CA 29% TX 15% Other Markets 21% Deposits6 $79.1B 7 7 4© 2021, Comerica Bank. All rights reserved. 4Q21 Loan Update Commitments & pipeline continue to grow 4Q21 metrics through 11/30/21 are preliminary & subject to change. PPP – Paycheck Protection Program 1Comparisons of 4Q21 through 11/30/21 vs 3Q21 2Relative to 9/30/21 3Outlook as of 12/06/21 • QTD average loans increased $296MM, ex-PPP1 • As of 11/30, commitments up ~$500MM2 • 47% utilization, stable • Growth in most businesses • Pipeline remains very strong & increased2 • 4Q21 outlook ex. PPP3: stable at QTD level 51.4 50.6 49.8 48.1 47.5 0 1 2 3 4 5 6 7 8 9 10 0 10 20 30 40 50 60 70 4Q20 1Q21 2Q21 3Q21 4Q21 thru 11/30 General Middle Market 391 Corporate Banking 329 Commercial Real Estate (183) Mortgage Banker (261) PPP (887) Loan Trends ($ in billions, Average) Changes 3Q21 vs. 4Q21 thru 11/30 ($ in millions; Average; Businesses, ex. PPP)

5© 2021, Comerica Bank. All rights reserved. Loan Dynamics 4Q21 metrics through 11/30/21 are preliminary & subject to change. 10.6 11.5 0 1 2 3 4 5 6 7 8 9 10 3 13 4Q20 4Q21 thru 11/30 General Middle Market, ex PPP ($ in millions) 2.4 2.8 0 1 2 3 4 5 6 7 8 9 10 2 4Q20 4Q21 thru 11/30 1.4 1.8 0 1 2 3 4 5 6 7 8 9 10 0.50 4Q20 4Q21 thru 11/30 Equity Funds Services Environmental Services 3.7 0.8 0 1 2 3 4 5 6 7 8 9 10 0 4Q20 4Q21 thru 11/30 PPP ($ in millions) 5.5 3.8 0 1 2 3 4 5 6 7 8 9 10 1 4Q20 4Q21 thru 11/30 3.8 2.5 0 1 2 3 4 5 6 7 8 9 10 0 4Q20 4Q21 thru 11/30 National Dealer Services Mortgage Banker Finance Driving Growth ( i billions, Average) Headwinds Abating ($ in billions; Average) General Middle Market, ex. PPP PPP 0.7 1.2 4Q20 4Q21 thru 11/30 Entertainment 4.2 4.6 4Q20 4Q21 thru 11/30 Corporate Banking 9% -79% 15% 76% -30% -34%29% 11% 6© 2021, Comerica Bank. All rights reserved. 4Q21 Deposit Update Strong growth continues 4Q21 metrics through 11/30/21 are preliminary & subject to change 1Comparisons of 4Q21 through 11/30/21 vs 3Q21. 2Interest cost on interest-bearing deposits 3Outlook as of 12/06/21 4Source for peer data: S&P Global Market Intelligence 5HBAN excluded due to acquisition of TCF 70.2 71.4 75.5 79.1 84.3 0.000 0.100 0.200 0.300 0.400 0.500 0.600 0.700 0.800 0.900 1.000 0 10 20 30 40 50 60 70 80 90 4Q20 1Q21 2Q21 3Q21 4Q21 thru 11/30 • QTD average deposits reflect1 + $3.3B noninterest-bearing deposits + $1.9B interest-bearing deposits • QTD interest-bearing deposit costs2 declined to a record low 5 bps • 4Q21 outlook3: remain strong Deposit Trends ($ in billions, Average) 0.03 0.03 0.03 0.03 0.04 0.04 0.04 0.05 0.08 0.09 0.11 0.14 C M A F IT B H B A N M T B Z IO N C F R K E Y R F B O K F C F G F H N S N V Lowest Total Deposit Costs4 (percentages; 3Q21) 4.8 3.7 2.2 2.2 1.8 1.0 0.9 0.8 0.6 0.3 0.0 C M A Z IO N M T B C F R K E Y C F G B O K F F H N R F S N V F IT B Superior Average Deposit Growth4,5 (percentages; 3Q21 vs 2Q21)

7© 2021, Comerica Bank. All rights reserved. Securities Portfolio Impact on interest income of lower yields offset by larger portfolio size 9/30/21 Securities Portfolio ($ in billions; Average) 9.8 10.2 10.3 11.1 12.3 12.0 13.4 13.9 14.9 14.9 15.4 16.0 15.8 16.8 2.13 1.95 1.89 1.82 1.76 3Q20 4Q20 1Q21 2Q21 3Q21 2Q21 3Q21 Treasury Securities Mortgage-backed Securities (MBS) Securities Yields • Goal: Mitigate headwind from lower reinvestment yields by gradually deploying excess liquidity • Recent activity • Increase average balance by ~$500MM per quarter • ~$1.0B MBS payments per quarter • Replacing maturing treasuries ($400MM in 4Q21) Average Balances Period-end Cash / Assets (PE; percentages) 7.7 25.0 2010-2019 Average 3Q21 Securities / Assets (PE; percentages) 16.5 17.8 2010-2019 Average 3Q21 8© 2021, Comerica Bank. All rights reserved. Interest Rate Sensitivity Well-positioned for rising rates Fixed Rate 23% 30-Day LIBOR 59% 60-Day+ LIBOR 6% Prime-based 12% $48.1B Predominantly Floating Rate Loan Portfolio (3Q21 Period-end) LIBOR loans include $15.1B with floors 9/30/21 1Fixed rate loans include $5.25B receive fixed/pay floating (30-day) LIBOR interest rate swaps 2Source for peer data: S&P Global Market Intelligence 1 53 49 43 43 42 38 35 35 34 32 31 31 C M A Z IO N R F C F R M T B F IT B B O K F F H N K E Y S N V C F G H B A N Highest Component of Noninterest-bearing Deposits / Total Deposits2 (percentages; Average) Commercial Noninterest- bearing 43% Commercial Interest- bearing 23% Retail Interest- bearing 24% Retail Noninterest- bearing 10% Mostly Noninterest-bearing Deposits (3Q21 Average) $79.1B 0% 20% 40% 60% 80% 100% C M A B O K F C F R F IT B F H N K E Y R F C F G M T B S N V H B A N Z IO N Less Than 3 Months Greater Than 3 Months Faster Loan Re-pricing/Maturity Date2

9© 2021, Comerica Bank. All rights reserved. Interest Rate Sensitivity Estimated benefit under various scenarios Interest Rate Sensitivity Increased (Standard Model1,2; $ in millions; % increase in NII) 72 130 188 3Q19 3Q20 3Q21 0.1SSS Loan Balances Modest increase Loan Spreads Held at current levels Deposit Balances Moderate decrease Deposit Beta ~30% Securities Portfolio Held flat at current level Hedging (Swaps) No additions modeled Standard Model Assumptions1 100 bps (50 bps avg) linear, non-parallel rise Sensitivity Analysis Estimated Increase in Net Interest Income Over 12 months Additional Scenarios are Relative to 3Q21 Standard Model ($ in millions) ~95 ~155 ~180 188 ~220 ~377 25 bp Shock 50% Deposit Beta Add'l $5B Securities 3Q21 Standard Model 10% Deposit Beta 200 bps increase 11% 3% 9% 9/30/21 1For methodology see Company’s Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis 2Based on prevailing assumptions at a point in time, i.e., deposit beta 3Swap positions as of 11/30/21, plus historical position for 9/30/21; maturities extend through 2026 5.25 5.05 4.65 4.45 3.75 3.25 2.80 2.25 1.75 1.50 0.50 1.50 2.50 3.00 3.00 3.00 3.00 1.85% 1.84% 1.79% 1.72% 1.65% 1.57% 1.51% 1.44% 1.44% 1.44% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 $2,400 $2,600 $2,800 $3,000 $3,200 $3,400 $3,600 $3,800 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 $5,600 $5,800 $6,000 $6,200 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 Existing Swaps New Swaps 4Q21 added $3B Forward Dated Swaps3 ($ in billions; period-end; blended yield %) 10© 2021, Comerica Bank. All rights reserved. 48 72 YTD 3Q20 YTD 3Q21 53 76 YTD 3Q20 YTD 3Q21 157 171 YTD 3Q20 YTD 3Q21 Strong Fee Income Broad-based growth 1$ in millions 2Includes CVA YTD3Q20 of $(19MM) & YTD3Q21 of $14MM 198 227 YTD 3Q20 YTD 3Q21 Card Fees1 Total Noninterest Income1 Fiduciary Income1 21 23 YTD 3Q20 YTD 3Q21 138 145 YTD 3Q20 YTD 3Q21 Deposit Service Charges1 Warrant-related Income1 Commercial Lending Fees1Derivative Income1,2 736 834 YTD 3Q20 YTD 3Q21 • High-caliber, robust product offering • Key component of relationship banking strategy • Skilled in assessing customer needs • Strong collaboration across divisions 13% 15% 9% 50% 43% 5% 10%

Expense Management

Comerica Bank

Culture that drives efficiency

- Carefully managing workforce
- Reallocating resources, as needed
- Supporting revenue generating activity
- Optimizing footprint, reducing square footage
- Consolidating or relocating banking centers
- Continued investment in technology

Average Loans + Deposits / Employee[1,2]
(3Q21; $ in millions)



17 17 16 16 15 14 13 13 12 12 12 11
SNV CMA FHN CFG KEY FITB MTB ZION BOKF HBAN CFR RF

Employees
(FTE)



9,035
-17%
7,459
2012
3Q21

Real Estate
(Sq. ft in millions)



5.55
-23%
4.25
2012
3Q21

NIX / Loans + Deposits[1]
(Average LTM; percentages)



2.4
1.9
1.6
1.4
2012
3Q21

Deposits / Branch[1,3]
(Period-End; $ in millions)



107
86
190
163
2012
3Q21

CMA ◆ Peer Avg.

9/30/21 • [1]Source for peer data: S&P Global Market Intelligence • [2]CFR employees are approximate as of 12/31/20 • [3]3Q21 BOKF not available as of 12/06/21; 3Q21 CFR, CFG, & MTB Banking Centers are approximate as of 12/31/20

© 2021, Comerica Bank. All rights reserved.

11

Technology Journey

Comerica Bank

Investing to support customers & colleagues in a digital world

Cloud-first Strategy
Greater speed & agility

Cloud migration
>60% of apps migrated

Data Center Optimization
consolidating hubs

Modernizing Platforms
Drive operational excellence

DigiFi general ledger conversion

Commercial Loan Servicing
modernization

Trust platform enhancements

Enabling Business
Enhance customer experience

Real Time Payments
among earliest adopters in U.S.

Treasury Management
ease of use

Real Time Payments
(Avg. Monthly Volume)



3,723
13,098
20,741
2019
2020
QTD 3Q21

Mobile Deposits[1]
(thousands)



685
953
1,073
2019
2020
2021

Zelle Transactions[1]
(thousands)



445
873
1,232
2019
2020
2021

[1]2021 annualized through September

© 2021, Comerica Bank. All rights reserved.

12

Capital Management

Repurchased[1] $50MM in common shares in 4Q21



CET1
Tier 1
7.0%
10.35%
10.27%
8.5%
10.93%
10.85%
2Q21
3Q21
2Q21
3Q21
Regulatory Minimum + Capital Conservation Buffer (CCB)

Capital management priorities

- Support customers; drive growth
- Provide attractive dividend
  - $0.68/share or $89MM in 3Q21
- Return excess capital to shareholders
  - CET1 Target ~10%[3]
  - $720MM or 9.5MM shares repurchased YTD[1]
- Maintain strong debt ratings[4]



Book Value per Share[2]
(Period End)
$53.78
$55.01
$55.58
$56.28
$56.55
3Q20
4Q20
1Q21
2Q21
3Q21



Attractive Dividend Yield[5]
(percentages; 12/3/21)
3.21
3.06
CMA
Peer Avg.



Shares Outstanding
(millions)
139
131
-6%
12/31/20
9/30/21

9/30/21 • [1]Shares repurchased under share repurchase program • [2]Common shareholders' equity per share of common stock • [3]Outlook as of 12/06/21 • [4]See Holding Company Debt Rating slide • [5]Source for peer data: S&P Global Market Intelligence

© 2021, Comerica Bank. All rights reserved.

13

Key Strengths

Poised to support growth

Relationship Focused
- Expertise in specialty businesses
- Long-tenured, experienced team

Diversified
- Footprint includes faster growth markets
- Balanced exposure to a wide variety of industries

Revenue Opportunities
- High-caliber, robust Cash Management suite, including Card programs
- Collaboration between 3 revenue divisions

Credit Discipline
- Consistent, conservative underwriting standards
- Superior credit performance through last recession

Expense Control
- Continuous improvement culture
- Invest for the future
- Leveraging technology to drive productivity & growth

Uniquely Positioned
- Nimble asset size
- Weighted to commercial banking
- Strong deposit base

9/30/21

© 2021, Comerica Bank. All rights reserved.

14

Comerica Bank

Appendix



Comerica

Well-positioned to support customers

Comerica Bank

- Relationship Focused
- Diversified
- Revenue Opportunities
- Credit Discipline
- Expense Control
- Uniquely positioned



ROA[1]
(percentages)
1.14
1.23
CMA
Peer Avg.
ROE[2]
(percentages)
13.53
12.34
CMA
Peer Avg.
Deposit Growth[3]
(percentages; 3Q21 vs 2Q21)
4.76
1.35
CMA
Peer Avg.
YTD Net Charge-offs
(percentages)
-0.02
0.17
CMA
Peer Avg.

3Q21 • Source for peer data: S&P Global Market Intelligence • [1]Return on average assets • [2]Return on common shareholders' equity • [3]HBAN excluded due to acquisition of TCF

© 2021, Comerica Bank. All rights reserved.

16

ESG Platform

Comerica Bank

Most impactful areas for our customers, colleagues & community

Capital

Provide access to capital focused on underserved communities, women, minorities & small business

Workforce

Promote a diverse, equitable & inclusive workforce

Education

Invest in financial education for underserved communities

Climate

Address climate change

Products

Enhance ESG-related product & service solutions

2021 Initiatives

Capital
- Partnering with Minority Depository Institutions
- Supporting Community Development Financial Institutions
- $5B commitment to small business (2021 – 2023)

Workforce
- Working to increase representation for women & minorities in senior positions
- Diversity dialogue series & allyship sessions
- Executive diversity scorecard tied to compensation

Education
- Small Business Bootcamps
- Supporting community partnerships
- Comerica $ense; financial education program

Climate
- Focus on greenhouse gas (GHG) reductions
- Fostering an integrated approach to climate risks & opportunities
- Partnership for Carbon Accounting Financials (PCAF) member

Products
- Financing Green Loans
- Pursuing diverse businesses
- Targeting community & economic development lending

© 2021, Comerica Bank. All rights reserved.

17

Diversified Geographic Footprint

Comerica Bank

Supporting customers with local presence

Offices Across U.S.

Primary Markets | Other Markets | Office Locations



- Serve businesses where they are located throughout US:
  - National Dealer Services: 8 offices
  - Technology & Life Sciences: 11 offices
  - Wealth Management: 36 offices
- Also, offices in Monterey, Mexico & Ontario, Canada

Texas
- #2 largest state GDP
- Dallas-Fort Worth, Houston, Austin, San Antonio
- 124 Banking Centers

California
- #1 largest state GDP
- L.A., San Diego, San Jose, San Francisco
- 95 Banking Centers

Michigan
- #14 largest state GDP
- Detroit, Ann Arbor, Grand Rapids, Lansing
- 188 Banking Centers

Expanded Southeast Presence
- Strong population growth & manufacturing base
- Established 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- Serving customers in FL, GA, NC, TN, SC & VA
- Led by 36-year banking veteran & NC native
- Already have significant presence with >$5B in loan commitments

9/30/21

© 2021, Comerica Bank. All rights reserved.

18

3Q21 Review

Comerica Bank

Driving Shareholder Value by supporting our Customers, Employees & Communities

Environmental, Social & Governance (ESG)

Received **Leaders in Financial Education Award** from Texas Bankers Foundation

5-Star recognition **in Corporate Inclusion Index** from Hispanic Association on Corporate Responsibility

Launched national **Asian & Pacific Islanders Employee Resource Group**

$1.8B PPP loans completed forgiveness process in 3Q21

$1.5B in green loans & commitments as of 9/30/21; up 34% over 9/30/20

Diversity, Equity & Inclusion Progress Report published; highlights strong commitment & strategy

13th consecutive **Corporate Responsibility** related report released, providing overview of ESG performance

Submitted 2021 **CDP Climate Change Questionnaire**

Financial Performance

Revenue
($ in millions)



710
749
755
3Q20
2Q21
3Q21

ROA[1,2]
(percentages)



1.02
1.14
3Q20
3Q21

ROE[1,3]
(percentages)



11.14
13.53
3Q20
3Q21

9/30/21 • [1]Recast 2020 results. See Pension Plan Reconciliation slide in appendix • [2]Return on average assets • [3]Return on common shareholders' equity

© 2021, Comerica Bank. All rights reserved.

19

3Q21 Results

Comerica Bank

Revenue growth & strong credit quality

(millions, except per share data)	3Q21	2Q21	3Q20	Change From 2Q21	Change From 3Q20
Average loans	$48,135	$49,828	$52,013	$(1,693)	$(3,878)
Average loans, ex. PPP	46,475	46,369	48,231	106	(1,756)
Average deposits	79,115	75,520	68,763	3,595	10,352
Net interest income	475	465	458	10	17
Provision for credit losses	(42)	(135)	5	93	(47)
Noninterest income[1]	280	284	252	(4)	28
Noninterest expenses[1,2]	465	463	438	2	27
Provision for income tax[2]	70	93	50	(23)	20
Net income[2]	262	328	217	(66)	45
Earnings per share[2,3]	$1.90	$2.32	$1.48	$(0.42)	$0.42
Book Value per Share[4]	56.55	56.28	53.78		
CET1[5]	10.27%	10.35%	10.25%		

Key Performance Drivers 3Q21 compared to 2Q21

- **Loans:** growth in several businesses more than offset by PPP & Dealer
- **Deposits:** up 5%
- **Net interest income**: up 2%, with loan fees & liquidity deployment
- **Reserve release:** Reserve ratio 1.33%; Net charge-offs 1 bp; Criticized & nonaccrual loans down
- **Noninterest income:** remained robust; record warrant income & loan fees offset by card & deferred comp decline
- **Expenses:** driven by revenue producing activity; efficiency ratio stable
- **Capital:** repurchased 3MM shares[6]

[1]Includes gains related to deferred comp plan of -0- 3Q21, $6MM 2Q21, & $8MM 3Q20 • [2]Recast 2020 results. See Pension Plan Reconciliation slide • [3]Diluted earnings per common share • [4]Common shareholders' equity per share of common stock • [5]Reflects deferral of CECL standard impact as calculated per regulatory guidance • [6]Shares repurchased under share repurchase program

© 2021, Comerica Bank. All rights reserved.

20

Loans

Solid performance offset by PPP forgiveness & auto dealer supply issues



Loans
($ in billions)
52.0
51.4
50.6
49.8
48.1
50.2
48.2
3.13
3.20
3.09
3.25
3.39
3Q20
4Q20
1Q21
2Q21
3Q21
2Q21
3Q21
Average Balances
Period-end
Loan Yields

Average loans declined $1.7B[1]

Ex. PPP, average loans grew $106MM

- \+ $357MM General Middle Market
- \+ $255MM Equity Fund Services
- \+ $192MM Environmental Services
- \+ $155MM Entertainment
- \- $498MM National Dealer
- \- $167MM Mortgage Banker

Paycheck Protection Program (PPP)

- $1.7B average loans, $1.8B decrease
- $1.0B period-end loans, $1.8B decrease

Line Utilization stable at 47%

- Commitments increased ~$870MM

Loan yields increased 14 bps

- \+ 14 bps net impact of PPP
- \+ 3 bps loan fees (ex-PPP)
- \- 3 bps rates (including swap maturities)
- $14.4B average loan floors at average rate of 71 bps

3Q21 compared to 2Q21 • [1]See Average Loans slide in Appendix for more details

© 2021, Comerica Bank. All rights reserved.

21

Average Loans

Business Line	3Q21	2Q21	3Q20
Middle Market			
General	$11.8	$12.2	$12.3
Energy	1.3	1.4	2.0
National Dealer Services	3.8	4.4	5.3
Entertainment	1.0	0.9	0.7
Tech. & Life Sciences	0.8	0.9	1.3
Equity Fund Services	3.0	2.7	2.2
Environmental Services	1.8	1.7	1.4
Total Middle Market	$23.6	$24.2	$25.3
Corporate Banking			
US Banking	3.0	3.0	3.1
International	1.4	1.4	1.4
Commercial Real Estate	6.8	6.9	6.7
Mortgage Banker Finance	2.8	2.9	3.6
Business Banking	3.6	4.0	4.2
Commercial Bank	**$41.0**	**$42.4**	**$44.3**
Retail Bank	**$2.3**	**$2.5**	**$2.7**
Wealth Management	**$4.8**	**$4.9**	**$5.1**
TOTAL	**$48.1**	**$49.8**	**$52.0**

By Market	3Q21	2Q21	3Q20
Michigan	$11.4	$12.2	$12.7
California	17.0	17.5	17.8
Texas	9.7	10.0	10.9
Other Markets[1]	10.0	10.0	10.7
TOTAL	**$48.1**	**$49.8**	**$52.0**

Business Loans as a % of Total Loans[2]
(percentages; 3Q21)



91
87
86
81
78
75
70
66
64
59
54
47
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
RF
MTB
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence

© 2021, Comerica Bank. All rights reserved.

22

Deposits

Broad-based growth drove deposits to another record

ComericA Bank



Deposits
($ in billions)
68.8
70.2
71.4
75.5
79.1
76.1
82.3
0.17
0.11
0.08
0.06
0.06
3Q20 4Q20 1Q21 2Q21 3Q21
Average Balances
2Q21 3Q21
Period-end
Deposit Rate[1]

Average deposits increased $3.6B

- + $2.0B interest-bearing
- + $1.6B noninterest-bearing

Loan to deposit ratio[2] 59%

Total funding costs steady at 7 bps[3]



Beneficial Deposit Mix
(3Q21 Average)
Retail Noninterest-bearing 10%
Commercial Noninterest-bearing 43%
Total $79.1B
Retail Interest-bearing 24%
Commercial Interest-bearing 23%

3Q21 compared to 2Q21 • [1]Interest costs on interest-bearing deposits • [2]At 9/30/2021 • [3]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities

© 2021, Comerica Bank. All rights reserved.

23

Average Deposits

ComericA Bank

Business Line	3Q21	2Q21	3Q20
Middle Market			
General	$22.4	$21.1	$20.0
Energy	0.6	0.5	0.5
National Dealer Services	1.7	1.1	0.5
Entertainment	0.2	0.2	0.2
Tech. & Life Sciences	7.4	7.1	5.9
Equity Fund Services	1.1	1.1	0.8
Environmental Services	0.3	0.2	0.2
Total Middle Market	$33.8	$31.3	$28.1
Corporate Banking			
US Banking	3.5	3.2	2.9
International	2.3	2.2	1.8
Commercial Real Estate	1.9	1.9	1.7
Mortgage Banker Finance	0.8	0.8	0.9
Business Banking	4.4	4.3	4.1
Commercial Bank	$46.6	$43.7	$39.5
Retail Bank	$26.1	$25.6	$23.6
Wealth Management	$5.2	$5.1	$4.4
Finance / Other[1]	$1.2	$1.2	$1.2
TOTAL	$79.1	$75.5	$68.8

By Market	3Q21	2Q21	3Q20
Michigan	$27.7	$26.7	$24.7
California	23.1	20.6	18.9
Texas	11.4	11.2	10.6
Other Markets[2]	15.7	15.9	13.4
Finance / Other[1]	1.2	1.2	1.2
TOTAL	$79.1	$75.5	$68.8

- Middle Market: Serving companies with revenues generally between $30-$500MM
- Corporate Banking: Serving companies (and their U.S. based subsidiaries) with revenues generally over $500MM
- Business Banking: Serving companies with revenues generally under $30MM

$ in billions • Totals shown above may not foot due to rounding • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

© 2021, Comerica Bank. All rights reserved.

24

25© 2021, Comerica Bank. All rights reserved. Paycheck Protection Program (PPP) Supporting our customers 9/30/21 1Program to Date through 9/30/21 2Outlook as of 12/06/21 3,782 3,713 3,576 3,459 1,659 2,820 1,020 3Q20 4Q20 1Q21 2Q21 3Q21 2Q21 3Q21 PPP Loans ($ in millions) Average Balances Period-end PPP Loans Since Inception1 • $4.9B funded / >20,000 applications processed • $3.8B repaid, mostly forgiven • ~2% loan yield, excluding accelerated fees PPP Loan Outlook2 • Expect bulk to be repaid by YE21 PPP Income ($ in millions) 21.9 21.0 18.7 17.0 8.0 5.9 11.9 14.6 25.6 21.9 26.9 30.6 31.6 33.6 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 3Q20 4Q20 1Q21 2Q21 3Q21 Other Income Accelerated Fee Income 26© 2021, Comerica Bank. All rights reserved. Energy Business Line Credit quality continued to improve 9/30/21 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2Net credit-related charge-offs (recoveries) Period-end Loans ($ in millions) 1,451 1,295 1,078 1,025 1,008 338 261 270 277 244 46 44 19 18 25 1,835 1,600 1,366 1,320 1,277 3Q20 4Q20 1Q21 2Q21 3Q21 Services Midstream Exploration & Production • Exposure $2.9B / 44% utilization • Decreases in Criticized, NALs; Net Recoveries • Fall redeterminations 17% completed • Modest increase to borrowing bases • Hedged 50% or more of production • At least one year: 82% of customers • At least two years: 45% of customers • Focus on larger, sophisticated E&P companies • E&P: 58% Oil, 20% Gas, 22% Oil/Gas ($ in millions; Period-end) 3Q21 2Q21 3Q20 Total PE loans $1,277 $1,320 $1,835 % of total CMA 2.7% 2.6% 3.5% Criticized1 $148 $223 $720 Ratio 11.6% 16.9% 39.2% Nonaccrual $28 $52 $141 Ratio 2.2% 4.0% 7.7% Net charge-offs (recoveries)2 $(16) $(12) $9

27© 2021, Comerica Bank. All rights reserved. Mortgage Banker Finance 55+ years experience with reputation for consistent, reliable approach 9/30/21 1Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/22/2021 • Provide warehouse financing: bridge from residential mortgage origination to sale to end market • Extensive backroom provides collateral monitoring and customer service • Focus on full banking relationships • Granular portfolio with >100 relationships • As of 3Q21: • Comerica: 71% purchase • Industry: 46% purchase1 • Strong credit quality • No charge-offs since 2010 • Period-end loans: $3.5B (2Q21 $3.8B) Average Loans ($ in millions) 1 ,9 7 4 1 ,8 6 1 1 ,4 3 5 1 ,7 8 4 1 ,9 6 1 1 ,6 7 7 1 ,3 3 5 2 ,0 4 4 2 ,5 2 1 2 ,6 8 1 2 ,0 4 2 3 ,2 7 8 3 ,5 8 5 3 ,7 9 1 3 ,2 11 2 ,9 2 4 2 ,7 5 7 0 200 400 600 800 1000 1200 1400 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 Actual MBA Mortgage Origination Volumes MBA Mortgage Originations Forecast1 ($ in billions) 917 785 653 697 625 3Q21 4Q21 1Q22 2Q22 3Q22 Purchase Refinance 1 28© 2021, Comerica Bank. All rights reserved. 5 ,1 3 3 5 ,1 8 5 5 ,2 5 9 5 ,3 4 9 5 ,3 1 6 5 ,2 2 3 5 ,3 1 5 5 ,5 1 7 5 ,6 5 8 5 ,8 8 3 6 ,2 1 0 6 ,6 5 9 6 ,6 8 3 6 ,6 9 9 6 ,6 9 0 6 ,8 8 3 6 ,7 9 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 Multifamily 47% Industrial / Storage 23% Retail 9% Office 8% Single Family 3% Other 2% Land Carry 4% Multi use 4% Commercial Real Estate Business Line Very strong credit quality Primarily Lower Risk Multifamily1 (3Q21 Period-end) Total $5.9B 9/30/21 1Excludes CRE business line loans not secured by real estate 2Period-end loans 3Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories • Long history of working with well established, proven developers • >90% of new commitments from existing customers • Substantial upfront equity required • 48% of Multifamily & 53% of Industrial/ Storage are construction loans1,2 • Majority high growth markets within footprint: • 44% California • 28% Texas 4 3 3 2 2 119 100 100 99 99 1.8% 1.5% 1.5% 1.4% 1.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3Q20 4Q20 1Q21 2Q21 3Q21 NAL Criticized % Criticized/Loans Credit Quality No significant net charge-offs since 2014 ($ in millions) 3 Total CRE Business Line Average Loans ($ in millions)

29© 2021, Comerica Bank. All rights reserved. National Dealer Services 75+ years of floor plan lending Franchise Distribution (Based on period-end loans) Toyota/Lexus 15% Honda/Acura 11% Ford 9% GM 5% Fiat/Chrysler 9% Mercedes 6% Nissan/ Infiniti 3% Other European 11% Other Asian 13% Other 18% 9/30/21 1Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) • Top tier strategy • National scope with customers in 42 states • Focus on “Mega Dealer” (five or more dealerships in group) • Strong credit quality; Robust monitoring of company inventory & performance • Floor Plan decreased due to supply chain constraints 3 .9 4 .1 4 .1 4 .2 3 .8 4 .0 4 .4 4 .5 4 .1 4 .0 3 .6 2 .8 1 .9 2 .2 2 .0 1 .2 0 .6 6 .9 7 .1 7 .3 7 .4 7 .0 7 .4 7 .8 7 .9 7 .5 7 .3 6 .8 6 .2 5 .3 5 .5 5 .3 4 .4 3 .8 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 Floor Plan Average Loans ($ in billions)Total $3.8B 1 30© 2021, Comerica Bank. All rights reserved. 5,946 5,888 6,216 7,093 7,448 3,000 3,500 4,000 4,500 5,000 5,500 6,000 6,500 7,000 7,500 8,000 3Q20 4Q20 1Q21 2Q21 3Q21 1,332 1,152 1,048 949 843 3Q20 4Q20 1Q21 2Q21 3Q21 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 9/30/21 1Includes estimated distribution of PPP loans Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 11 offices throughout US & Canada Average Deposits ($ in millions) Growth 48% Early Stage 21% Late Stage 31% Customer Segment Overview1 (Approximate; 3Q21 Period-end loans) Total $0.8B

Equity Fund Services

Strong relationships with top-tier venture capital & private equity firms

- Customized credit, treasury management & capital market solutions for venture capital & private equity firms
- Customers in the US & Canada
- Drives connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
  - Commercial Real Estate
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,171
2,415
2,627
2,696
2,951
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/21

© 2021, Comerica Bank. All rights reserved.

31

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management firms which collect, transport, treat, recycle, process &/or dispose of waste
  - Recycling & renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality



Average Loans
($ in millions)
1,446
1,419
1,476
1,683
1,844
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/21

© 2021, Comerica Bank. All rights reserved.

32

33© 2021, Comerica Bank. All rights reserved. Credit Quality Reserve level reflects strong credit metrics & economic outlook 9/30/21 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2Source for peer data: S&P Global Market Intelligence 3,406 2,947 2,581 2,176 1,8186.5 5.6 5.1 4.3 3.8 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q20 4Q20 1Q21 2Q21 3Q21 Criticized/Loans % Criticized Loans1 below Historic Average ($ in millions) 1,038 992 807 683 639 1.98 1.90 1.59 1.36 1.33 - 1.00 2.00 3.00 4.00 5.00 6.00 3Q20 4Q20 1Q21 2Q21 3Q21 ACL/Loans % Reserve Continues to Decline ($ in millions) YTD 3Q21 NCO2 (percentages) -0.02 0.17 CMA Peer Avg. • Well-diversified, relationship-based portfolio • Experienced managers with deep expertise • Conservative underwriting standards • Day 1 CECL reserve 1.23% LLR / Trailing 4 Quarter NCO2 (times) 26.48 9.69 CMA Peer Avg. 34© 2021, Comerica Bank. All rights reserved. Credit “At risk” industries performing better than expected; remained well reserved 9/30/21; Period-End Loans. Excludes PPP loans 1Removed Casinos & Sports Franchise based on review of “at risk” segments in 3Q20 2Period-end category nonaccrual loans / category loans 3Excludes leveraged loans included in other “at risk” categories of $300MM 3Q20, $250MM 4Q20, $230MM 1Q21, $240MM 2Q21 & $275MM 3Q21 Social Distancing Loans1 ($ in millions) 301 296 333 295 235 0.1 0.9 1.1 1.8 1.6 2,881 2,830 2,827 2,910 2,844 3Q20 4Q20 1Q21 2Q21 3Q21 All Other Criticized NAL/Loans % Leveraged Loans3 ($ in millions) 400 349 342 234 201 0.8 0.7 0.6 0.5 0.9 2,177 2,188 2,269 2,296 2,219 3Q20 4Q20 1Q21 2Q21 3Q21 All Other Criticized NAL/Loans % Auto Production Loans ($ in millions) 301 263 233 206 136 0.4 0.6 0.8 2.0 -0- 1,228 1,093 1,102 1,084 1,137 3Q20 4Q20 1Q21 2Q21 3Q21 All Other Criticized NAL/Loans %2 2 2 Energy ($ in millions) 720 596 389 223 148 7.7 7.1 6.8 4.0 2.2 1,835 1,600 1,366 1,320 1,277 3Q20 4Q20 1Q21 2Q21 3Q21 All Other Criticized NAL/Loans %2

35© 2021, Comerica Bank. All rights reserved. (0.01) 0.01 0.02 0.05 0.07 0.14 0.14 0.15 0.17 0.20 0.21 Z IO N C M A F H N C F R F IT B C F G R F B O K F M T B H B A N S N V 0.67 1.52 1.71 1.81 2.06 2.12 2.36 2.42 2.62 2.86 3.49 M T B Z IO N B O K F K E Y C M A F H N H B A N C F G R F S N V F IT B Credit Quality Metrics remain strong 9/30/21 Source for peer data: S&P Global Market Intelligence 1CFR not available as of 12/06/21 • Well-diversified, relationship-based portfolio • Experienced managers with deep expertise • Conservative underwriting standards • Proactive, frequent customer dialogue • Social distancing related customers performing better than expected Loan Loss Reserve to NPAs1 (times; 3Q21) Net Charge-Offs (Recoveries) (As a % of Average Loans; 3Q21) 0.45 0.52 0.61 0.61 0.62 0.63 0.64 0.66 0.79 0.81 2.42 S N V F IT B K E Y C M A C F G F H N Z IO N R F B O K F H B A N M T B NPA / Total Loans1 (percentage; 3Q21) 3.63.95.15.55.65.97.27.7 13.0 24.524.626.5 K E Y C F G B O K F S N V R F M T B H B A N F IT B C F R F H N Z IO N C M A Loan Loss Reserve / Trailing 4 Quarters of NCO (times; 3Q21) 36© 2021, Comerica Bank. All rights reserved. Net Interest Income NII increased $10MM; NIM impacted by excess liquidity 3Q21 compared to 2Q21 1See Paycheck Protection Program (PPP) slide for more detail Net Interest Income ($ in millions) 458 469 443 465 475 2.33 2.36 2.29 2.29 2.23 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Margin $465MM 2Q21 2.29% + 7MM + 4MM + 3MM + 2MM + 2MM - 4MM Loans 1 additional day Fees ex. PPP Balances ex. PPP Net Impact of PPP1 Rates + 0.06 -- + 0.02 -- + 0.05 - 0.01 -- + 4MM - 4MM Securities Balances Rates - 0.02 -- - 0.02 + 3MM + 2MM + 1MM Fed Balances Balances Rates - 0.10 - 0.11 + 0.01 $475MM 3Q21 2.23%

Noninterest Income

Comerica Bank

Strong activity continued

Noninterest Income[1]
($ in millions)



252
265
270
284
280
3Q20
4Q20
1Q21
2Q21
3Q21

Decreased $4MM

- \+ $ 7MM Warrant-related income (Other)
- \+ $ 4MM Commercial Lending Fees (Syndication)
- \+ $ 3MM Deposit Service Charges
- \+ $ 3MM BOLI
- − $12MM Card Fees
- − $ 6MM Deferred Comp (Other) (offset in noninterest expense)
- − $ 2MM Derivative Income (includes CVA +$2MM)[2]
- − $ 2MM Fiduciary Income

Increased $28MM, or 11%, over 3Q20

3Q21 compared to 2Q21 • [1]Includes gains (losses) related to deferred comp plan of $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21, -0- 3Q21 (offset in noninterest expense) • [2]Combined customer derivative income and foreign exchange income. See 3Q21 press release for further detail

© 2021, Comerica Bank. All rights reserved.

37

Noninterest Expenses

Comerica Bank

Costs controlled, supports revenue activity; Efficiency ratio stable

Noninterest Expenses[1,2]
($ in millions)



438
465
447
463
465
3Q20
4Q20
1Q21
2Q21
3Q21

Increased $2MM

- \+ $ 5MM Salaries & benefits
  - \+ $12MM Performance-based incentives
  - − $ 6MM Deferred comp (offset in noninterest expense)
- \+ $ 4MM Consulting (Other)
- \+ $ 2MM Software
- \+ $ 2MM Occupancy (partially seasonal)
- − $ 6MM Outside processing
- − $ 5MM Litigation-related (Other)
- − $ 3MM FDIC insurance

Efficiency Ratio stable at 62%

3Q21 compared to 2Q21 • [1]Includes gains (losses) related to deferred comp plan of $8MM 3Q20, $9MM 4Q20, $3MM 1Q21, $6MM 2Q21, -0- 3Q21 (offset in noninterest income) • [2]Recast 2020 results. See Pension Plan Reconciliation slide in appendix

© 2021, Comerica Bank. All rights reserved.

38

Capital Management

Comerica Bank

Maintaining strong capital base while returning excess to shareholders

CET1
(percentages)



13.4 12.3 11.1 10.9 10.8 10.3 10.3 10.1 9.9 9.6 9.6 9.6
CFR BOKF MTB ZION RF CFG CMA FHN FITB SNV KEY HBAN

Capital Management: Change in Common Shares[1]
(3Q21 vs 3Q20; percentages)



(5.8) (4.7) (4.6) (3.2) (2.4) (2.3) (1.2) (0.6) (0.2) 0.3 1.4
CMA KEY ZION FITB BOKF FHN SNV RF CFG MTB CFR

Tier 1[2]
(percentages)



14.0 12.3 12.3 11.6 11.6 11.4 11.3 11.2 10.9 10.9 10.8
CFR RF BOKF CFG ZION HBAN FITB FHN KEY CMA SNV

Total Capital Ratio[2]
(percentages)



15.9 14.1 13.9 13.6 13.6 13.4 13.4 13.0 12.7 12.6 12.5
CFR RF FITB HBAN ZION CFG BOKF SNV KEY FHN CMA

3Q21 • Source for peer data: S&P Global Market Intelligence • [1]HBAN excluded due to acquisition of TCF • [2]MTB not available as of 12/06/2021

© 2021, Comerica Bank. All rights reserved.

39

Pension Plan Reconciliation

Comerica Bank

Effective January 1, 2021, the Corporation elected to change the accounting methodology for determining the market-related value of assets for certain classes of assets in the qualified defined benefit pension plan. The change in accounting methodology is applied retrospectively to all prior periods presented in the consolidated financial statements. The following table reconciles the impact of the change to the qualified defined benefit plan.

Decreased Other Comprehensive Income & increased Retained Earnings by $98MM for 3Q20

(millions, except per share data)	4Q20	3Q20	2Q20	1Q20
Consolidated Statement of Comprehensive Income				
Other noninterest expenses:				
As reported	$23	$23	$25	$25
Effect of accounting change	(8)	(8)	(6)	(8)
Recast	**$15**	**$15**	**$19**	**$17**
Provision (benefit) for income taxes:				
As reported	$63	$48	$27	$(21)
Effect of accounting change	2	2	1	2
Recast	**$65**	**$50**	**$28**	**$(19)**
Net income (loss):				
As reported	$215	$211	$113	$(65)
Effect of accounting change	6	6	5	6
Recast	**$221**	**$217**	**$118**	**$(59)**
Diluted earnings (losses) per common share:				
As reported	$1.49	$1.44	$0.80	$(0.46)
Effect of accounting change	0.04	0.04	0.04	0.04
Recast	**$1.53**	**$1.48**	**$0.84**	**$(0.42)**

© 2021, Comerica Bank. All rights reserved.

40

41© 2021, Comerica Bank. All rights reserved. Holding Company Debt Rating As of 12/02/2021 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A- - M&T Bank A3 BBB+ A BOK Financial A3 BBB+ A Comerica A3 BBB+ A- Fifth Third Baa1 BBB+ A- Huntington Baa1 BBB+ A- KeyCorp Baa1 BBB+ A- Regions Financial Baa2 BBB+ BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 BBB- BBB Citizens Financial Group - BBB+ BBB+ Synovus Financial - BBB- BBB